                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) : April 22, 1999

                       Commission file number: 333-41939
                                               ------------

                           STELLEX TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                   13-3971931
(State or Other Jurisdiction of                      (IRS Employer
 incorporation or organization)                    Identification No.)

                          680 Fifth Avenue, 8th Floor
                            New York, New York 10019
                                 (212) 931-5333
                   (Address, including zip code and telephone
                  number, including area code, of registrant's
                          principal executive offices)

                      -----------------------------------

Stellex Industries, Inc., 1430 Broadway, 13th Floor, New York, New York 10018
-----------------------------------------------------------------------------
                      (former name and former address):

EXPLANATORY NOTE:

This 8-K/A filing amends an 8-K filed on May 7, 1999. Item 7(b); the unaudited Pro Forma consolidated Income Statement for the year ended December 31, 1998 is hereby amended to correct mathematical errors in calculating Income before taxes.

                           STELLEX TECHNOLOGIES, INC.

               UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT

                          YEAR ENDED DECEMBER 31, 1998

                             (DOLLARS IN THOUSANDS)

                               Stellex       Phoenix Microwave        Precision                                 Pro Forma
                          Technologies (1)      Corporation        Machining, Inc.         Pro Forma             Stellex
                                                                                          Adjustments         Technologies

Net Sales                  $    207,390      $      14,752       $        34,141      $                    $       256,283
                                                                                                   -
Cost of sales                   148,324              9,082                20,354                (716) (a)          177,044
                          -------------      -------------       ---------------      --------------       ---------------


Gross profit                     59,066              5,670                13,787                 716                79,239
Selling, general & admin         22,357              2,336                 2,151                 206  (b)           27,050
Research & development            5,068              1,490                     -                   -                 6,558
Amort of intangibles              4,983                 28                     -               2,630  (c)            7,641
                          -------------      -------------       ---------------      --------------       ---------------

Operating income                 26,658              1,816                11,636              (2,120)               37,990

Interest expense                 20,259                120                   514               6,681  (d)           27,844
Other expense (income)              104                 (8)                    -                 (73)                   23
                          -------------      -------------       ---------------      --------------       ---------------

Income (loss) before tax          6,025              1,704                11,122              (8,728)               10,123
Provision for taxes               3,412                632                     -               1,017  (e)            5,061
                          -------------      -------------       ---------------      --------------       ---------------

Net income                 $      2,613      $       1,072       $        11,122      $       (9,745)      $         5,062
                           ============      =============       ===============      =================    ===============

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Stellex Technologies, Inc.

                                    (Registrant)

Dated:  May 18, 1999                /s/ William L. Remley
                                    -----------------------------------------
                                    Vice Chairman, President, Chief
                                    Executive Officer, Treasurer and
                                    Director of Stellex Technologies, Inc.